Grizzle Growth ETF (GRZZ) Listed on NYSE Arca, Inc. Summary Prospectus November 30, 2022 www.etf.grizzle.com
Before you invest, you may want to review the Grizzle Growth ETF (the “Fund’s”) prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated November 30, 2022, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at invest@etf.grizzle.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Fund seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$77	3 Years:	$240	5 Years:	$417	10 Years:	$930

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period December 16, 2021 (commencement of operations) through July 31, 2022, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that invests primarily in equity securities of companies, with a focus on growth, innovation and disruption. The Fund seeks to identify future leaders in the following overarching key growth themes including, but not limited to: Digitization and Cloud Computing, Future Media and Entertainment, Health and Wellness, and Sustainability and Energy Transition. Within these preceding four themes the Fund seeks to invest in the following subsectors including, but not limited to:

Sub-Sectors	Theme	Description

Automobile Manufacturers	Electronic Vehicles	Companies in the business of creating electrified vehicles (including hybrid vehicles) and vehicles that run using other renewable sources of energy
Cannabis	Cannabis	Companies that cultivate, distribute and sell cannabis products; Companies that research medical uses for cannabis and create medical formulations of cannabis
Casinos and Gaming	Online Gambling	Companies that provide online or brick and mortar platforms for placing wagers on sporting events
Communication Services	Media and Streaming Services	Companies in the business of creating unique media content and/or devices to stream content into homes
Energy	Energy and Energy Transition	Companies engaged in drilling, producing, storing and transporting oil and/or natural gas
Financial Services	Future of Finance
Companies creating novel lending and payment solutions and facilitating such transactions; Companies creating diversified capital markets services and access to emerging asset classes (e.g., cryptocurrency exchanges)

Healthcare	Biotechnology and Novel Drug Research and Treatment (including medical psychedelics)	Companies engaged in the genetic manipulation of microorganisms, the manufacturing of medicinal drugs and research and application of novel pharmaceutical formulations (including legally-derived psychedelic medicines that bind to specific serotonin receptors and cause changes in perception and cognition in the pursuit of treating mental diseases such as PTSD and clinically resistant depression)

Industrials	Renewable Energy (Wind and Solar)	Companies engaged in building solar power systems and other renewable energy systems (e.g., wind, solar and energy storage)
Information Technology	Software as a Service, Microprocessors, Robotics, and Autonomous Technologies
Companies that create software programs and computer hardware for corporations and individual consumers and companies that provide equipment, an interconnected system or subsystem of equipment or software that is used in the acquisition, storage, manipulation, management, movement, control, display, switching, interchange, transmission or reception of data or information

Materials	Green Technology	Companies engaged in using new technology to create renewable materials
Electric Metals and Infrastructure
Companies engaged in mining the raw materials that will support the growth in infrastructure and renewable energy ecosystems (e.g., solar panels, battery storage, wind turbines and hydrogen fuel cells)

Media and Entertainment	Esports/Gaming	Companies engaged in video game publishing, creating interactive worlds and e-sports
Packaged Foods and Meats	Plant Based Foods	Companies creating novel new food formulations, such as plant based meats and dairy

Grizzle Investment Management LLC (the “Adviser”), the investment adviser to the Fund, uses a proprietary internal fundamental research and analysis to identify companies well-positioned for growth within the targeted sectors. The Adviser uses its research and fundamental analysis findings to determine the Fund’s industry allocations within each sector and to select individual securities within each industry. The Adviser uses a quantitative screening overlay to identify prospective companies in addition to deep fundamental analysis.

The Fund’s portfolio is expected to consist of 30 to 60 equity securities, and may be comprised of common stock and depositary receipts of U.S. and foreign issuers of any market capitalization. The Fund’s exposure to foreign issuers may include issuers in both developed and emerging market countries. Emerging market countries are those countries with low- to middle-income economies as classified by the World Bank or included in any of the Morgan Stanley Capital International (MSCI) emerging markets indices. In addition, the Adviser may opportunistically invest in options to both enhance the Fund’s return and seek to provide downside risk protection for specific positions in the Fund’s portfolio. The Adviser uses proprietary valuation models and analysis of historical portfolio profit and loss information to identify favorable risk-managed option trading opportunities, including use of covered calls (selling calls on stock positions in the portfolio) and selling an option and buying another to bet on the direction of a stock while capping both the downside risk (i.e., risk of loss) and upside performance (i.e., limiting participation in any gain).

While the Fund’s sector exposure to sectors may vary over time, as of the date of this Prospectus, the Fund had significant exposure to companies in the Communication Services, Energy, Information Technology, and Materials Sectors.

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:

•Associated Risk of Investing in Themes - Significant Sector Exposure. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Automobiles Industry. The Automobiles Industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The Automobiles Industry also can be significantly affected by labor relations and fluctuating component prices. Companies in the Automobiles Industry, particularly those engaged in the production of electric vehicles may be affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base. Additionally, developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if any. Companies in the Automobiles Industry may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the Automobiles Industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. Legislative or regulatory changes and increased government supervision also may affect companies in the Automobiles Industry.
◦Cannabis Sector.
▪United States Regulatory Risks of the Cannabis Sector. The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalize its use for medicinal and recreational purposes. Actions by federal agencies, such as increased enforcement of current federal marijuana laws and the prosecution of nonviolent federal drug crimes by the U.S. Department of Justice (the “DOJ”), could produce a chilling effect on the Cannabis Sector’s growth and discourage banks from expanding their services to cannabis companies where such services are currently limited. Any of these outcomes would negatively affect the profitability and value of the Fund’s investments and even its ability to pursue its stated investment objective. The conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis companies.
Because marijuana is a Schedule I controlled substance under the Controlled Substances Act (the “CSA”), meaning that it has a high potential for abuse, there is currently no “accepted medical use” for it in the United States, and it lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. Few drug products containing cannabis or cannabis extracts have been approved for use by the Federal Drug Administration (the “FDA”) or obtained registrations for commercial production from the U.S. Drug Enforcement Agency (the “DEA”), and there is no guarantee that such products will ever be legally produced or sold in the United States. Cannabis companies in the United States that engage in research, manufacturing, distributing, importing or exporting, or dispensing controlled substances must be registered (licensed) to perform these activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or to comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana. In addition, because cannabis is a Schedule I controlled substance, Section 280E of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applies by its terms to the purchase and sale of medical-use cannabis products and provides that no deduction or credit is allowed for expenses incurred during a taxable year “in carrying on any trade or business if such trade or business (or the activities which comprise such trade or business) consists of trafficking in controlled substances (within the meaning of Schedules I and II of the CSA) which is prohibited by federal law or the law of any state in which such trade or business is conducted.” The disallowance of such tax deductions will likely affect the value of cannabis companies.
▪Non-U.S. Regulatory Risks of the Cannabis Sector. Laws and regulations related to the possession, use (medical and recreational), sale, transport and cultivation of marijuana vary throughout the world, and the Fund will only invest in non-U.S. cannabis companies if such companies are operating legally in the relevant jurisdiction. Even if a company's operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.
▪Operational Risks of the Cannabis Sector. Companies involved in the Cannabis Sector face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical cannabis research or to otherwise cultivate, possess or distribute cannabis. Because the cultivation, possession, and distribution of cannabis is in all circumstances illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of cannabis.
◦Communications Services Sector. Companies in the Communications Services Sector are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies. Companies in the Communications Services Sector also can be significantly affected by intense competition, including competition with alternative technologies such as wireless communications (including with 5G and other technologies), product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products. Technological innovations may make the products and services of such companies obsolete. Media content creation carries risks of changing consumer tastes and running afoul of FCC content guidelines, which could result in large fines or the loss of regulatory licenses. Media companies collect significant amounts of personal consumer data and are at risk of data breaches and fines for the unauthorized and unplanned public release of sensitive consumer data.
◦Energy Sector. The Energy Sector is comprised of energy, industrial, infrastructure, and logistics companies, and, therefore, the Fund is susceptible to the adverse economic, environmental, business, regulatory, or other occurrences affecting the Energy Sector. The Energy Sector has historically experienced substantial price volatility. At times, the performance of companies within the Energy Sector may lag the performance of companies operating within other sectors or the market as a whole. Companies operating in the Energy Sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas, or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, companies within the Energy Sector are subject to substantial government regulation and oversight and changes in the regulatory environment for energy companies may adversely impact their profitability and thus, the Fund’s performance. Over time, depletion of natural gas reserves and other energy reserves also may affect the profitability of energy companies.
◦Financial Services Sector. The Financial Services Sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. The Financial Services Sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
◦Food Sector. The Food Sector is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, agricultural commodity prices, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering and the availability and expense of liability insurance.
◦Gambling and Gaming Sector. The Gambling and Gaming Sector is characterized by an increasingly high degree of competition among a large number of participants including from participants performing illegal activities or unregulated companies. Expansion of gambling and gaming in other jurisdictions (both regulated and unregulated) could increase competition with traditional gambling and gaming companies, which could have an adverse impact on their financial condition, operations and cash flows. In a broader sense, companies operating in the Gambling and Gaming Sector face competition from all manner of leisure and entertainment activities, including shopping, athletic events, television and movies, concerts and travel. In addition, established jurisdictions could award additional licenses or permit the expansion or relocation of existing gambling and gaming companies. These companies operating in the Gambling and Gaming Sector also may be subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. In addition to the costs of complying with such constraints, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the reputation, profitability and value of companies within the Gambling and Gaming Sector.
◦Healthcare Sector. Companies in the Healthcare Sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. The costs associated with developing new drugs can be significant, and the results are unpredictable. Newly developed drugs may be susceptible to product obsolescence due to intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained. The values of many companies in the Healthcare Sector also are dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of these companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.
◦Industrials Sector. Companies in the Industrials Sector can be significantly affected by supply and demand for specific products or services and for Industrials Sector products in general; a decline in demand for products due to rapid technological developments and frequent new product introduction; government regulation, world events and economic conditions; and the risks associated with potential environmental damage and product liability claims.
◦Information Technology Sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Information technology companies and companies that rely heavily on technology also may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions.
◦Materials Sector. Companies in the Materials Sector may be adversely impacted by the volatility of commodity prices, changes in exchange rates, depletion of resources, over-production, litigation and changes in government regulations, among other factors.
◦Media and Entertainment Sector. Media and entertainment companies, including companies engaged in the design, production or distribution of goods or services for the media and entertainment industries (including video game publishing, creating interactive worlds and e-sports) may become obsolete quickly. Media and entertainment companies are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry and the potential for increased government regulation. Media and entertainment company revenues largely are dependent on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Additionally, competitive pressures and government regulation can significantly affect and entertainment companies.
◦Psychedelics Sector. Psychedelics companies are subject to various laws and regulations that may differ at the state/local and federal levels. These laws and regulations may significantly affect a psychedelics company’s ability to secure financing, impact the market for psychedelics business sales and services, and set limitations on psychedelics use, production, transportation, and storage. There can be no guarantees that such approvals or administrative actions will happen or be favorable for psychedelics companies, and such actions may be subject to lengthy delays, and may require length and expensive clinical trials. Additionally, therapies containing controlled substances may generate public controversy. Political and social pressures and adverse publicity could lead to delays in approval of, and increased expenses for, psychedelics companies and any future therapeutic candidates they may develop. All of these factors and others may prevent psychedelics companies from becoming profitable, which may materially affect the value of certain Fund investments. In addition, psychedelics companies are subject to the risks associated with the biotechnology and pharmaceutical industries.

In Canada, certain psychedelic drugs, including psilocybin, are classified as Schedule III drugs under the Controlled Drugs and Substances Act (the “CDSA”) and, as such, medical and recreational use is illegal under Canadian federal law. In the United States, most psychedelic drugs, including psilocybin, are classified as Schedule I drugs under the CSA and the Controlled Substances Import and Export Act (the “CSIEA”) and, as such, medical and recreational use is illegal under the U.S. federal laws. There is no guarantee that psychedelic drugs will ever be approved as medicines in either jurisdiction.
In the United States, DEA scheduling determinations removing a substance from Schedule I are dependent on FDA approval of a substance or a specific formulation of a substance for a therapeutic or medicinal use. Unless and until psilocybin, psilocin, or other psychedelics-based products receive FDA approval, such products are prohibited from sale, which limits the growth opportunities for certain portfolio companies of the Fund. Even if approved by the FDA, the manufacture, importation, exportation, domestic distribution, storage, sale, and legitimate use of such products will continue to be subject to a significant degree of regulation by the DEA. There can be no guarantee that such approvals or administrative actions will happen or be favorable for psychedelics companies. Such actions may be subject to lengthy delays and may require lengthy and expensive clinical trials. Additionally, therapies containing controlled substances may generate public controversy and carry reputational risk. Political and social pressures and adverse publicity could lead to delays in approval of, and increased expenses for, psychedelics companies and any future therapeutic candidates they may develop. Psychedelics companies also are subject to the risks associated with the Biotechnology and Pharmaceutical Industries. In addition, because certain psychedelic drugs, including psilocybin, are a Schedule I controlled substance, Section 280E of the Internal Revenue Code applies by its terms to the purchase and sale of such psychedelic drugs and provides that no deduction or credit is allowed for expenses incurred during a taxable year “in carrying on any trade or business if such trade or business (or the activities which comprise such trade or business) consists of trafficking in controlled substances (within the meaning of Schedules I and II of the CSA) which is prohibited by federal law or the law of any state in which such trade or business is conducted.” The disallowance of such tax deductions will likely affect the value of psychedelic drug-related companies. All of these factors and others may prevent psychedelics companies from becoming profitable, which may materially affect the value of certain Fund investments.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipt Risk. Depositary receipts, including American Depositary Receipts (“ADRs”), involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund’s NAV per share. If the Adviser is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
•Options Risk. The prices of options may change rapidly over time and do not necessarily move in tandem with the price of the underlying securities. Selling call options reduces the Fund’s ability to profit from increases in the value of the Fund’s equity portfolio and purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
•Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•ETF Risks. The Fund is an ETF, and, as a result of this structure, is exposed directly or indirectly to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of domestic ETFs.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Foreign Securities Risk. Investments in securities of non-U.S. companies, including ADRs, involve certain risks that may not be present with investments in U.S. companies. For example, investments in securities of non-U.S. companies may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. companies also may be subject to withholding or other taxes. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Risks Related to Investing in Canada. Canada is a major producer of agricultural products and commodities, such as forest products, metals, and energy, including oil, gas and hydroelectricity. The Canadian economy, therefore, is heavily reliant on the sale of such products and resources, which can pose risks such as price fluctuations and variability of demand for exportation. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies, whether due to changes in demand, market events, regulatory changes or other factors, may cause a significant impact on the Canadian economy and adversely affect the Fund.
•Growth Investing Risk. Growth stocks can be volatile for several reasons. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
•Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments and strategies for the Fund will be correct or produce the desired results or that the Fund will achieve its investment objective. If the Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.
•Market Capitalization Risk.
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to large- or mid-capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Models and Data Risk. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used to construct the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Style Risk. If at any time the market is not favoring the Fund’s growth investment style, the Fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles.
•Temporary Defensive Positions Risk. If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.etf.grizzle.com.

Portfolio Management

Adviser	Grizzle Investment Management LLC
Sub-Adviser	Exchange Traded Concepts, LLC (the “Sub-Adviser”)
Portfolio Managers	Thomas George, CFA, and Scott Willis, CFA, each a founder and portfolio manager of the Adviser, have been portfolio managers of the Fund since its inception in December 2021.

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.etf.grizzle.com.

Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.